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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 17, 2003
                                                         ----------------

                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                           0-25023               35-2056949
      -------                        -------------          --------------
(State or other Jurisdiction of       (Commission            (IRS Employer
incorporation or organization)        File Number)          Identification No.)


220 Federal Drive N.W., Corydon, Indiana                       47112
----------------------------------------                     ---------
(Address of principal executive offices)                     (Zip Code)

                                 (812) 738-2198
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)





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ITEM 5.  OTHER EVENTS.
         ------------

      On January 17, 2003, First Capital, Inc., the holding company for First Harrison Bank, announced its earnings for the year ended and quarter ended December 31, 2002.

      The press release is attached as Exhibit 99.1 and incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1    Press Release dated January 17, 2003.







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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIRST CAPITAL, INC.


Dated:  January 22, 2003              By: /s/ William W. Harrod
                                          -------------------------------------
                                          William W. Harrod
                                          President and Chief Executive Officer






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